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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2002

CINERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11377	CINERGY CORP. (A Delaware Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-1385023
1-1232	THE CINCINNATI GAS & ELECTRIC COMPANY (An Ohio Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-0240030
1-3543	PSI ENERGY, INC. (An Indiana Corporation) 1000 East Main Street Plainfield, Indiana 46168 (513) 421-9500	35-0594457
2-7793	THE UNION LIGHT, HEAT AND POWER COMPANY (A Kentucky Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-0473080

Item 9. Regulation FD Disclosure

        On August 13, 2002, each of the Chief Executive Officer, James E. Rogers, and Chief Financial Officer, R. Foster Duncan, of Cinergy Corp. submitted sworn statements to the SEC pursuant to Securities and Exchange Commission Order No. 4-460, dated June 27, 2002.

        In addition, the quarterly report on Form 10-Q for the period ended June 30, 2002 for Cinergy Corp., The Cincinnati Gas & Electric Company, PSI Energy, Inc. and The Union Light, Heat and Power Company (the "Registrants"), filed with the SEC on August 13, 2002, was accompanied by the certifications of James E. Rogers, Chief Executive Officer of the Registrants, and R. Foster Duncan, Chief Financial Officer of the Registrants, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        A copy of each of these statements and certifications is attached hereto as an Exhibit (Exhibits 99.1, 99.2, 99.3 and 99.4).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.
THE CINCINNATI GAS & ELECTRIC COMPANY
PSI ENERGY, INC.
THE UNION LIGHT, HEAT AND POWER COMPANY
Dated: August 13, 2002	By	/s/ JEROME A. VENNEMANN Name: Jerome A. Vennemann Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement Under Oath of James E. Rogers, Chief Executive Officer, Pursuant to SEC Order
99.2	Statement Under Oath of R. Foster Duncan, Chief Financial Officer, Pursuant to SEC Order
99.3	Certification of James E. Rogers, Chief Executive Officer, Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.4	Certification of R. Foster Duncan, Chief Financial Officer, Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX